                                                                      EXHIBIT 8E

                               FORM OF SCHEDULE A
                            TRANSFER AGENCY AGREEMENT


NAME OF FUND                                                                  EFFECTIVE DATE
------------                                                                  --------------
A.  Sweep Funds

Schwab Money Market Fund                                                      May 1, 1993

Schwab Government Money Fund                                                  May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                                   May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares                        May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                                 May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares                          November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                                          October 20, 1997

Schwab New Jersey Municipal Money Fund                                        January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                      January 20, 1998

Schwab Florida Municipal Money Fund                                           February 16, 1998

Schwab Massachusetts Municipal Money Fund

B.  Other Funds

Schwab Value Advantage Money Fund-Investor Shares                             May 1, 1993

Schwab Institutional Advantage Money Fund                                     May 1, 1993

Schwab Retirement Money Fund                                                  November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                         June 6, 1995

Schwab California Municipal Money Fund -- Value Advantage Shares              June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

Schwab New York Municipal Money Fund -- Value Advantage Shares                June 6, 1995
(formerly Schwab New York Tax-Exempt Money Fund)




                                             THE CHARLES SCHWAB FAMILY OF FUNDS

                                             By:
                                                    ----------------------------
                                             Name:  Jeff Lyons
                                             Title: Executive Vice President
                                                    and Chief Operating Officer


                                             CHARLES SCHWAB & CO., INC.

                                             By:
                                                    ----------------------------
                                             Name:  Colleen M. Hummer
                                             Title: Senior Vice President

                                                                     EXHIBIT 8E

                               FORM OF SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:


        FUND                                                    FEE
        ----                                                    ---
A.      Sweep Funds

        Schwab Money Market Fund                                An annual fee, payable monthly, of
                                                                twenty five one-hundredths of one
                                                                percent (.25%) of the Fund's average
                                                                daily net assets

        Schwab Government Money Fund                            An annual fee, payable monthly, of
                                                                twenty five one-hundredths of one
                                                                percent (.25%) of the Fund's average
                                                                daily net assets

        Schwab Municipal Money Fund-Sweep Shares                An annual fee, payable monthly, of
                                                                twenty five one-hundredths of one
                                                                percent (.25%) of the Fund's average
                                                                daily net assets

        Schwab California Municipal Money Fund-Sweep Shares     An annual fee, payable monthly, of
        (formerly Schwab California Tax-Exempt Money Fund)      twenty five one-hundredths of one
                                                                percent (.25%) of the Fund's average
                                                                daily net assets


        Schwab US Treasury Money Fund                           An annual fee, payable monthly, of
                                                                twenty five one-hundredths of one
                                                                percent (.25%) of the Fund's average
                                                                daily net assets

        Schwab New York Municipal Money Fund-Sweep Shares       An annual fee, payable monthly, of
        (formerly Schwab New York Tax-Exempt Money Fund)        twenty five one-hundredths of one
                                                                percent (.25%) of the Fund's average
                                                                daily net assets

        Schwab Government Cash Reserves Fund                    An annual fee, payable monthly, of
                                                                twenty five one-hundredths of one
                                                                percent (.25%) of the Fund's average
                                                                daily net assets

        Schwab New Jersey Municipal Money Fund                  An annual fee, payable monthly, of
                                                                twenty five one-hundredths of one
                                                                percent (.25%) of the Fund's average
                                                                daily net assets

        Schwab Pennsylvania Municipal Money Fund                An annual fee, payable monthly, of
                                                                twenty five one-hundredths of one
                                                                percent (.25%) of the Fund's average
                                                                daily net assets

                                                                      EXHIBIT 8E

        Schwab Florida Municipal Money Fund                     An annual fee, payable monthly, of
                                                                twenty five one-hundredths of one
                                                                percent (.25%) of the Fund's average
                                                                daily net assets

        Schwab Massachusetts Municipal Money Fund               An annual fee, payable monthly, of
                                                                twenty five one-hundredths of one
                                                                percent (.25%) of the Fund's average
                                                                daily net assets

B.      Other Funds

        Schwab Value Advantage Money Fund                       An annual fee, payable monthly, of five
                                                                one-hundredths of one percent (.05%) of
                                                                the Fund's average daily net assets

        Schwab Institutional Advantage Money Fund               An annual fee, payable monthly, of five
                                                                one-hundredths of one percent (.05%) of
                                                                the Fund's average daily net assets

        Schwab Retirement Money Fund                            An annual fee, payable monthly, of five
                                                                one-hundredths of one percent (.05%) of
                                                                the Fund's average daily net assets

        Schwab Municipal Money Fund-Value Advantage Shares      An annual fee, payable monthly, of five
                                                                one-hundredths of one percent (.05%) of
                                                                the Fund's average daily net assets

        Schwab California Municipal Money Fund-Value            An annual fee, payable monthly, of five
        Advantage Shares                                        one-hundredths of one percent (.05%) of
        (formerly Schwab California Tax-Exempt Money Fund)      the Fund's average daily net assets



        Schwab New York Municipal Money Fund-Value              An annual fee, payable monthly, of five
        Advantage Shares                                        one-hundredths of one percent (.05%) of
        (formerly Schwab New York Tax-Exempt Money Fund)        the Fund's average daily net assets




                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By:
                                                   -----------------------------
                                            Name:  Jeff Lyons
                                            Title: Executive Vice President
                                                   and Chief Operating Officer


                                            CHARLES SCHWAB & CO., INC.

                                            By:
                                                   -----------------------------
                                            Name:  Colleen M. Hummer
                                            Title: Senior Vice President